Exhibit 99.2

©2013. All rights reserved. Fourth Quarter and Full Year 2012 Earnings Presentation February 7, 2013   ©2013. All rights reserved. msci.com Forward-Looking Statements and Other Information .Forward-Looking Statements – Safe Harbor Statements .This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance or achievements. For a discussion of risk and uncertainties that could materially affect actual results, levels of activity, performance or achievements, please see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and its other reports filed with the SEC. The forward-looking statements included in this presentation represent the Company’s view as of the date of the presentation. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. .Other Information .Percentage changes and totals in this Presentation may not sum due to rounding. .Percentage changes are referenced to the comparable period in 2011, unless otherwise noted. .Total sales equals recurring subscription sales and non-recurring sales. .Definitions of run rate and retention rate provided on page 15.    ©2013. All rights reserved. Summary of Fourth Quarter 2012 Financial Results 3 .Strong financial results .Net income increased 22.4% to $54.5 million in fourth quarter 2012 .Operating revenues increased 9.3% to $247.1 million in fourth quarter 2012 .Adjusted EBITDA1 grew by 12.5% to $116.6 million in fourth quarter 2012 .Diluted EPS for fourth quarter 2012 rose 22.2% to $0.44 .Fourth quarter 2012 Adjusted EPS2 rose 15.6% to $0.52 .Performance and Risk continues with strong performance .Index and ESG subscription run rate up 10.6% organically, 25.3% overall .Excluding Vanguard ETFs from Q4’11 and Q4’12, ABF run rate grew by 25.0%, aided by $22.0 billion of inflows during Q4’12 .Portfolio management analytics remains challenging .Governance segment recovery continues .Balanced capital deployment .IPD acquisition strengthens MSCI’s multi-asset class performance measurement offering .Repurchased 2.2 million shares as part of authorized $100 million ASR and Board authorized additional $200 million share repurchase (1) Net income before provision for income taxes, depreciation and amortization, other net expense and income, the lease exit charge, non-recurring stock-based compensation and restructuring costs. Please see pages 15-18 for reconciliation. (2) For the purposes of calculating Adjusted EPS, the after-tax impact of the lease exit charge, non-recurring stock-based compensation, amortization of intangible assets, debt repayment and refinancing expenses and restructuring costs are excluded from the calculation of EPS. Please see pages 15-18 for reconciliation.    ©2013. All rights reserved. Breakdown of Q4’11 vs Q4’12 Revenue Growth 4 .By Product Line .By Revenue Type (Dollars in millions) ©2013. All rights reserved. Summary of Fourth Quarter 2012 Operating Results 5 MSCI Total Run Rate Total Sales and Retention .Run rate (RR) grew YoY by 10% to $967 million .Subscription run rate grew by 5% on an organic basis .Asset-based fee (ABF) run rate increased 6%, even after factoring in loss of Vanguard ETFs .IPD run rate is $39.5 million (approximates 80% of 2012 IPD total revenue) .Total sales of $37 million .Recurring subscription sales of $30 million down 16% from Q4’11 .Aggregate retention rates stable (Dollars in millions) ABF RR Growth: 6% Organic Subscription RR Growth: 5%    ©2013. All rights reserved. Index and ESG Products 6 Index and ESG Run Rate and Revenue Fourth Quarter 2012 Highlights: .Revenues grew 17% to $117 million, 13% organic .Run rate grew by 19% YoY to $465 million .Subscription run rate grew by 25%, or 11% on an organic basis .IPD added $39.5 million .Asset-based fee run rate increased by 6% YoY, reflecting the removal of the Vanguard run rate, and by 11% from Q3 .Demand for ESG products was strong .Uptick in sales in Europe offset by weaker demand in other regions, especially the United States .Total sales of $15 million in Q4’12 were flat from Q4’11 .Retention rates stayed strong at 90% in the fourth quarter and 93% for 2012 Index and ESG Sales and Retention (Dollars in millions)    ©2013. All rights reserved. Asset-Based Fees Total AUM Linked to MSCI Indices of $402bn Source: Bloomberg 7 MSCI-Linked ETF AUM by Market Exposure Fourth Quarter 2012 Highlights: .Total ABF run rate grew by 6% YoY and 11% sequentially to $127 million .Excluding Vanguard ETFs, run rate grew by 25% .Total ETF AUM increased by 33% YoY and by 11% sequentially to $402 billion at the end of Q4’12 .Total ETF AUM was $264 billion ex- Vanguard (up 31% YoY) .Net cash inflows of $26 billion to MSCI- linked ETFs in Q4’12 .$22 billion to non-Vanguard ETFs .Average basis point fee excluding Vanguard was 3.7 basis points AUM ($ in billions)    ©2013. All rights reserved. Risk Management Analytics Risk Management Analytics Run Rate and Revenue Fourth Quarter 2012 Highlights: .Revenues grew by 7% to $67 million .Run rate grew by 4% YoY to $262 million .Total sales of $11 million in Q4’12 .Solid sales to U.S. banks/broker dealers offset by weaker sales to other client types .Cancellations in Europe continued to drag on overall business .Retention rates in Q4 increased to 84% and remained a very solid 89% in 2012 .InvestorForce acquisition will strengthen links to asset owner community via pension consultants .Organic investment focus remains on technology and software 8 Risk Management Analytics Sales and Retention (Dollars in millions)    ©2013. All rights reserved. Portfolio Management Analytics Portfolio Management Analytics Run Rate and Revenue Fourth Quarter 2012 Highlights: .Revenues declined 5% to $29 million .Run rate declined by 7% YoY to $110 million .Run rate growth hurt by foreign exchange impact of $2 million (primarily related to Japanese Yen) .Product swaps to BarraOne also impacted run rate by $3 million YoY .Total sales of $2 million .Selling environment remains competitive .Retention rates dipped to 78% .Few competitive losses but competition is impacting price .Core retention rate still healthy at 84% in Q4’12 and 87% for 2012 9 Portfolio Management Analytics Sales and Retention (Dollars in millions)    ©2013. All rights reserved. Governance Governance Run Rate and Revenue Fourth Quarter 2012 Highlights: .Revenues up 9% to $31 million .Run rate grew by 8% YoY to $117 million .Total sales for Q4’12 were $9 million .Driven by success of our executive compensation data and analytics products .Retention rates increased to 84% and 89% for Q4’12 and 2012, respectively .Core proxy research and voting retention rates above 90% for 2012, continuing post-crisis recovery 10 Governance Sales and Retention (Dollars in millions)    ©2013. All rights reserved. Summary of Profitability Metrics: Net Income, EPS and Adjusted EBITDA1 11 $ per share +22% +16% Diluted and Adjusted EPS2 .Net Income increased 22% .Driven by index and ESG and risk management analytics revenues .Tight expense management kept non-comp costs in check .Interest expense declined $6 million .Adjusted EBITDA1 was $117 million, up 12% .Diluted EPS increased 8 cents to $0.44 .Adjusted EPS2 increased 7 cents to $0.52 Net Income and Adj. EBITDA1 +22% +12% (1) Net income before provision for income taxes, depreciation and amortization, other net expense and income, the lease exit charge, non-recurring stock-based compensation and restructuring costs. Please see pages 15-18 for reconciliation. (2) For the purpose of calculating Adjusted EPS, the after-tax impact of the lease exit charge, non-recurring stock-based compensation, amortization of intangible assets, debt repayment expenses and restructuring costs are excluded from the calculation of EPS; see pages 15-18 for reconciliation. $ in millions    ©2013. All rights reserved. Compensation and Non-Compensation EBITDA Expense Comp and Non-Comp Expenses1,2 (Dollars in millions) (1) Compensation expense excludes non-recurring stock-based compensation. Please see page 18 for reconciliation to operating expenses. (2) Non-compensation excludes the lease exit charge, depreciation, amortization and restructuring costs. Please see page 18 for reconciliation to operating expenses. 12 .Comp1 and Non-comp expenses2 increased 7% to $131 million .Compensation expense rose 10% .Addition of 312 IPD employees reduced mix of employees in EMCs to 41% from 44% in Q3’12. Still up from 39% in Q4’11 .Q4’11 Comp expense reduced by $3 million reversal of bonus accrual .Non-compensation costs down 2% as a result of strong expense management +10% -2%    ©2013. All rights reserved. Capital Allocation 13 Key Principles of MSCI Capital Allocation •MSCI will require ongoing organic and in-organic investment in order to maintain its leadership position in the marketplace •Funding organic investment is first priority •Focus is on bolt-on transactions that fit with our strategy and meet MSCI financial criteria (currently mid-teens ROIC within 3-5 years) •Share repurchase is current vehicle for returning capital 2013 Selected Cash Out-Flows Capital Expenditures $30-35 million Acquisition of InvestorForce $24 million Scheduled debt repayments $44 million 2013-2014 Share Repurchase Authorization up to $200 million 2012 Net Cash from Operations $347 million 2012 Significant Cash Out-Flows Capital Expenditures $45 million Acquisition of IPD $125 million Debt repayments $224 million Accelerated Share Repurchase $100 million    ©2013. All rights reserved. 14 $855M Summary Balance Sheet $254M Total Cash & Investments Total Debt    ©2013. All rights reserved. Use of Non-GAAP Financial Measures .MSCI has presented supplemental non-GAAP financial measures as part of this presentation. A reconciliation is provided that reconciles each non-GAAP financial measure with the most comparable GAAP measure. The presentation of non-GAAP financial measures should not be considered as alternative measures for the most directly comparable GAAP financial measures. These measures are used by management to monitor the financial performance of the business, inform business decision making and forecast future results. .Adjusted EBITDA is defined as net income before provision for income taxes, other net expense and income, depreciation and amortization, the lease exit charge, non-recurring stock-based compensation expense and restructuring costs . .Adjusted Net Income and Adjusted EPS are defined as net income and EPS, respectively, before provision for the lease exit charge, non-recurring stock-based compensation expenses, amortization of intangible assets, restructuring costs and the accelerated amortization or write off of deferred financing and debt discount costs as a result of debt repayment (debt repayment and refinancing expenses), as well as for any related tax effects. .We believe that adjustments related to the lease exit charge, restructuring costs and debt repayment and refinancing expenses are useful to management and investors because it allows for an evaluation of MSCI’s underlying operating performance. Additionally, we believe that adjusting for non-recurring stock- based compensation expenses, debt repayment and refinancing expenses and depreciation and amortization may help investors compare our performance to that of other companies in our industry as we do not believe that other companies in our industry have as significant a portion of their operating expenses represented by these items. We believe that the non-GAAP financial measures presented in this earnings release facilitate meaningful period-to-period comparisons and provide a baseline for the evaluation of future results. .Adjusted EBITDA, Adjusted net income and Adjusted EPS are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. .The run rate at a particular point in time represents the forward-looking revenues for the next 12 months from all subscriptions and investment product licenses we currently provide to our clients under renewable contracts assuming all contracts that come up for renewal are renewed and assuming then- current exchange rates. For any subscription or license whose fees are linked to an investment product’s assets or trading volume, the run rate calculation reflects an annualization of the most recent periodic fee earned under such license or subscription. The run rate does not include fees associated with “one- time” and other non-recurring transactions. In addition, we remove from the run rate the fees associated with any subscription or investment product license agreement with respect to which we have received a notice of termination or non-renewal during the period and we have determined that such notice evidences the client's final decision to terminate or not renew the applicable subscription or agreement, even though the notice is not effective until a later date. December 31, 2012 includes $39.5 million related to the previously disclosed acquisition of IPD Group Limited, which was completed on November 30, 2012. The run rate for IPD Group Limited was approximated using the trailing twelve months of revenue primarily adjusted for estimates for non-recurring sales, new sales, and cancellations. .The quarterly Aggregate Retention Rates are calculated by annualizing the cancellations for which we have received a notice of termination or non-renewal during the quarter and we have determined that such notice evidences the client’s final decision to terminate or not renew the applicable subscription or agreement, even though such notice is not effective until a later date. This annualized cancellation figure is then divided by the subscription Run Rate at the beginning of the year to calculate a cancellation rate. This cancellation rate is then subtracted from 100% to derive the annualized Retention Rate for the quarter. The Aggregate Retention Rate is computed on a product-by-product basis. Therefore, if a client reduces the number of products to which it subscribes or switches between our products, we treat it as a cancellation. In addition, we treat any reduction in fees resulting from renegotiated contracts as a cancellation in the calculation to the extent of the reduction. For the calculation of the Core Retention Rate the same methodology is used except the amount of cancellations in the quarter is reduced by the amount of product swaps. 15    ©2013. All rights reserved. 16 Reconciliation of Adjusted Net Income and Adjusted EPS (Dollars in thousands, except per share figures)    ©2013. All rights reserved. Reconciliation of Adjusted EBITDA to Net Income 17 (Dollars in thousands)    ©2013. All rights reserved. Reconciliation of Operating Expenses 18 (Dollars in thousands)